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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002

PENN NATIONAL GAMING, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-24206 (Commission File Number)	23-2234473 (IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA 19610
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 373-2400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On August 7, 2002, Penn National Gaming, Inc., a Pennsylvania corporation ("Penn National"), P Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Penn National ("Merger Sub"), and Hollywood Casino Corporation, a Delaware corporation ("Hollywood"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, and subject to the terms and conditions thereof, Hollywood will become a wholly-owned subsidiary of Penn National through the merger of Merger Sub with and into Hollywood.

        In connection with the Merger Agreement, Penn National, Hollywood and certain stockholders of Hollywood executed and delivered Stockholder Agreements, pursuant to which such stockholders have, among other things, covenanted to vote in favor of the adoption of and otherwise to support the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit 2.1. A copy of the press release dated August 7, 2002 announcing the transactions contemplated by the Merger Agreement is attached hereto as Exhibit 99.1. Copies of the Stockholder Agreements are attached hereto as Exhibits 10.1 through 10.12. A copy of the commitment letter dated August 5, 2002 relating to the transactions contemplated by the Merger Agreement is attached hereto as Exhibit 10.13. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits.

Exhibit Number		Description
2.1	—	Agreement and Plan of Merger, dated as of August 7, 2002, by and among Hollywood, Penn National and Merger Sub.*
10.1	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Edward T. Pratt, Jr.
10.2	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Lisa Pratt and Edward T. Pratt III
10.3	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood, Aileen Pratt and Jack E. Pratt, Sr.
10.4	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and William D. Pratt
10.5	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Maria A. Pratt
10.6	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Sharon Pratt Naftel
10.7	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Diana Pratt Wyatt
10.8	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Carolyn Pratt Hickey
10.9	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Michael Shannan Pratt
10.10	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Jill Pratt LaFerney
10.11	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and John R. Pratt
10.12	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and William D. Pratt, Jr.
10.13	—	Commitment Letter, dated as of August 5, 2002, by and among Penn National, Bear, Stearns & Co. Inc., Bear Stearns Corporate Lending Inc. and Merrill Lynch Capital Corporation
99.1	—	Press Release, dated as of August 7, 2002

*
Certain schedules to the Merger Agreement have been omitted. Penn National will furnish supplementary a copy of any omitted schedule to the Commission upon request.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
Date: August 9, 2002	By:	/s/ ROBERT S. IPPOLITO Robert S. Ippolito Vice President, Secretary and Treasurer

Exhibit Index

Exhibit Number		Description
2.1	—	Agreement and Plan of Merger, dated as of August 7, 2002, by and among Hollywood, Penn National and Merger Sub.*
10.1	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Edward T. Pratt, Jr.
10.2	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Lisa Pratt and Edward T. Pratt III
10.3	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood, Aileen Pratt and Jack E. Pratt, Sr.
10.4	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and William D. Pratt
10.5	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Maria A. Pratt
10.6	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Sharon Pratt Naftel
10.7	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Diana Pratt Wyatt
10.8	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Carolyn Pratt Hickey
10.9	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Michael Shannan Pratt
10.10	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and Jill Pratt LaFerney
10.11	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and John R. Pratt
10.12	—	Stockholder Agreement, dated as of August 7, 2002, by and among Penn National, Hollywood and William D. Pratt, Jr.
10.13	—	Commitment Letter, dated as of August 5, 2002, by and among Penn National, Bear, Stearns & Co. Inc., Bear Stearns Corporate Lending Inc. and Merrill Lynch Capital Corporation
99.1	—	Press Release, dated as of August 7, 2002

*
Certain schedules to the Merger Agreement have been omitted. Penn National will furnish supplementary a copy of any omitted schedule to the Commission upon request.

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SIGNATURE
Exhibit Index